UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Pershing Square Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43256	99-2840341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, 9th Floor, New York, New York 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 813-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 4, 2026, Pershing Square Inc. (the “Company”) announced the availability of its financial supplement (the “Financial Supplement”) for the quarter ended March 31, 2026 and the month ended April 30, 2026 on the Company’s website (https://www.pershingsquareinc.com). The Financial Supplement includes the Company’s key operating metrics and fee-related earnings and distributable earnings, which are non-GAAP measures, for the periods presented.

The Company uses various key operating metrics to assess and monitor the operating performance of its business, and fee-related earnings and distributable earnings to evaluate its business and assess performance and amounts available for distribution or dividends. See the Appendix in the Financial Supplement for the definitions of these metrics and reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measure.

The Company is providing key operating metrics for the month ended April 30, 2026 in addition to the quarter ended March 31, 2026 in the Financial Supplement because it believes that this incremental information would be useful to investors in understanding its performance through the completion of the combined initial public offering of the common shares of beneficial interest of Pershing Square USA, Ltd. and the distribution and public listing of the common stock of the Company on the NYSE, which closed on April 30, 2026. Going forward, the Company intends to disclose a financial supplement for completed fiscal periods only.

The Financial Supplement is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference in this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Pershing Square Inc. Financial Supplement for First Quarter 2026 and April 2026 (This exhibit is furnished and not filed.)

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document.)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Pershing Square Inc.

Date: June 4, 2026

	By:	/s/ Michael Gonnella
	Name:	Michael Gonnella
	Title:	Chief Financial Officer